UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Xos, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

 Your Vote Counts!  *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V50308-P13641  XOS, INC.  2024 Annual Meeting  Vote by June 23, 2024  8:59 PM PT  You invested in XOS, INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the stockholder meeting to be held on June 24, 2024.  Get informed before you vote  View the Notice & Proxy Statement and 10-K Wrap online OR you can receive a free paper or email copy of the material(s) by  requesting prior to June 10, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote Virtually at the Meeting*  June 24, 2024  11:00 AM PDT  Virtually at: www.virtualshareholdermeeting.com/XOS2024  XOS, INC.  3550 TYBURN ST.  LOS ANGELES, CA 90065

 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  1. Election of Directors  For  Nominees:  Stuart Bernstein  Dietmar Osterman  Dakota Semler  2. Ratification of the selection of Grant Thornton LLP as independent registered public accounting firm of Xos, Inc. for its fiscal year ending December 31, 2024.  For  3. Approval of the Amended and Restated Xos, Inc. 2021 Equity Incentive Plan to increase the aggregate number of shares of the Company’s common stock reserved for issuance under the 2021 Equity Incentive Plan by 1,180,819 shares.  For  NOTE: The proxies are authorized to vote in their discretion on such other business as may properly come before the meeting or any adjournment thereof.  Voting Items  Board Recommends  V50309-P13641  Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.